UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 24, 2006
SMART Modular Technologies (WWH), Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-127442	20-2509518

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 Starboard Drive, Fremont, California	94538

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	510-623-1231
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
EXHIBIT 99

Item 2.02 Results of Operations and Financial Condition.
     On March 23, 2006, SMART Modular Technologies (WWH), Inc. (“SMART”) issued a press release announcing its results of operations for its second quarter ended February 24, 2006. A copy of the press release is attached as Exhibit 99 to this report.
     The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART Modular Technologies (WWH), Inc.
March 23, 2006	By:	/s/ Jack A. Pacheco
		Name:	Jack A. Pacheco
		Title:	Vice President and CFO

Exhibit Index

Exhibit No.	Description
99	Press release, dated March 23, 2006